UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. ___)



Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

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|_| Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as Permitted by
    Rule 14a-6(e)(2))

|_| Definitive Proxy Statement

|X| Definitive Additional Materials

| | Soliciting Material Under Rule 14a-12

                                MORGAN STANLEY
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               (Name of Registrant as Specified in Its Charter)


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(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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


A Message from Philip J. Purcell and Robert G. Scott

We recently sent you an important e-mail transmitting proxy material and voting instructions for Morgan Stanley's annual shareholders meeting. If you have already voted, please disregard this e-mail - and accept our thanks.

Your support is extremely important! Your Board of Directors and Management Committee strongly recommend that all employees take an active role in voting.

o  Vote "FOR" the election of directors and auditor ratification; and

o  Vote "AGAINST" the shareholder proposal to destagger your Board.

To vote your shares in the Firm's employee plans, click http://webapp.sso.corpms.com/site/proxycard/webapp/init.do. Alternatively, if you are located in the U.S., you may vote by telephone. Dial 1-800-435-6710 on a touch-tone phone and enter your 11-digit control number that follows:
__________. Your vote must be received by 5 p.m. (EDT) on April 9, 2003.

To vote via the website, use the same authentication you use for the Morgan Stanley & i, Executive Compensation and Compliance websites (see chart). For technical assistance contact your regular help desk.

-------------------------------------------------------------- ----------------------------------------------
                        Business Unit                                         Authentication
-------------------------------------------------------------- ----------------------------------------------
Institutional Securities, Institutional Investment             Kerberos ID and Password
Management, Van Kampen and PWM
-------------------------------------------------------------- ----------------------------------------------
IIG (IAS Division)                                             Windows Login ID and Password
-------------------------------------------------------------- ----------------------------------------------
Discover Financial                                             RACF Login ID and Password
-------------------------------------------------------------- ----------------------------------------------
Morgan Stanley DW Credit Corp                                  Novell (a/k/a NDS or workstation)
                                                               ID and Password
-------------------------------------------------------------- ----------------------------------------------

If you also hold shares in a brokerage account and/or in your own name, you will receive a proxy card(s) to vote those shares. Please be sure to vote these shares separately from (and in addition to) your employee plan shares. Be sure to follow the voting instructions on each card.

By pulling together as a team - one of our core values - you will help ensure the success of this year's meeting.

Thank you for your continued support.


   /s/ Philip J. Purcell                    /s/ Robert G. Scott


                                     ****

This is a system-generated message; do not reply. Your voting remains confidential. To view or print a copy of our proxy statement, annual report on form 10-K or summary annual report, click on
www.morganstanley.com/about/ir/sec.html. To request a copy of any of these materials or a proxy card for your shares in employee plans, call
1-212-762-8131.
                                     ****